Annual Product Information Notice

Dated July 23, 2008

For

The Hartford’s Builder

Flexible Premium Variable Life Insurance

File No. 002-98140

We no longer file a fully updated prospectus and statement of additional information (“SAI) in a Registration Statement with the Securities and Exchange Commission for the above product. However, in order to provide you with updated information that would have been included in the updated prospectus and SAI, we are providing you this Annual Product Information Notice.  This Notice updates certain information in the prospectus and statement of additional information dated May 1, 1995 for the variable life insurance product listed above.  Please keep this Notice for future reference.

1.                                      Fund Data

Hartford Mortgage Securities HLS Fund and Hartford U.S. Government Securities HLS Fund:

On or about September 9, 2008, shareholders will vote on the proposed merger of the Hartford Mortgage Securities HLS Fund into the Hartford U.S. Government Securities HLS Fund.  If the proposed merger is approved, all assets of the Hartford Mortgage Securities HLS Fund will be transferred into the Hartford U.S. Government Securities HLS Fund, and shareholders of the Hartford Mortgage Securities HLS Fund will receive shares of the Hartford U.S. Government Securities HLS Fund.  If approved by the shareholders, the merger is scheduled to take place on or about September 29, 2008 (merger date).

As a result, if any of your Policy Value is currently invested in the Hartford Mortgage Securities HLS Fund Sub-Account, that Policy Value will be merged into the Hartford U.S. Government Securities HLS Fund Sub-Account on the merger date.  If any portion of your future Premium Payments are allocated to Hartford Mortgage Securities HLS Fund Sub-Account, you should re-direct that allocation to another Sub-Account available under your Policy before the close of trading on the New York Stock Exchange on September 26, 2008.  Effective as of the close of trading of the New York Stock Exchange on September 26, 2008, we will not process any transaction that includes an allocation to Hartford Mortgage Securities HLS Fund Sub-Account.

In the event that the proposed merger is approved, all references and information contained in the prospectus for your Policy related to Hartford Mortgage Securites HLS Fund are deleted.

Hartford U.S. Government Securities HLS Fund:

Effective August 22, 2008, the Hartford U.S. Government Securities HLS Fund is added and made available as an underlying investment option under your policy.

The following amends “The Funds” section of General Contract Information portion of your prospectus:

Minimum and Maximum Total Annual Underlying Fund Operating Expenses for the period ended December 31, 2007

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses.	0.330%	0.670%

Underlying Fund Fees and Expenses

(as a percentage of average daily net assets for the period ended December 31, 2007)

Underlying Fund:	Management Fee	Distribution and/or Service(12b- 1) Fees *	Other Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Hartford Series Fund, Inc.
Hartford Advisers HLS Fund - Class IA	0.600%	N/A	0.030%	0.630%	N/A	0.630%
Hartford Capital Appreciation HLS Fund - Class IA	0.630%	N/A	0.040%	0.670%	N/A	0.670%
Hartford Index HLS Fund - Class IA	0.300%	N/A	0.030%	0.330%	N/A	0.330%
Hartford Money Market HLS Fund - Class IA	0.440%	N/A	0.030%	0.470%	N/A	0.470	%(1)
Hartford Mortgage Securities HLS Fund - Class IA*	0.450%	N/A	0.040%	0.490%	N/A	0.490%
Hartford Stock HLS Fund - Class IA	0.460%	N/A	0.030%	0.490%	N/A	0.490%
Hartford Total Return Bond HLS Fund - Class IA	0.460%	N/A	0.030%	0.490%	N/A	0.490%
Hartford U.S. Government Securities HLS Fund - Class IA**	0.450%	N/A	0.020%	0.470%	N/A	0.470%

Notes

(1)

Effective January 1, 2007, HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2008. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.39% and the total annual operating expenses are 0.42%.

*

Effective as of the close of trading of the New York Stock Exchange on September 26, 2008 the Hartford Mortgage Securities HLS Fund will no longer be available to investors. We will not process any transaction that includes an allocation to Hartford Mortgage Securities HLS Fund Sub-Account.

**	This fund is available as an underlying investment option on or after August 22, 2008.

Underlying Fund Investment Objectives and Investment Advisers/Sub-Advisers

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Series Fund, Inc.
Hartford Advisers HLS Fund - Class IA	Maximum long-term total return	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP
Hartford Capital Appreciation HLS Fund - Class IA	Growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP
Hartford Index HLS Fund - Class IA	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company
Hartford Money Market HLS Fund - Class IA	Maximum current income consistent with liquidity and preservation of capital	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company
Hartford Mortgage Securities HLS Fund - Class IA*	Maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage related securities	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company
Hartford Stock HLS Fund - Class IA	Long-term growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP
Hartford Total Return Bond HLS Fund - Class IA	Competitive total return, with income as a secondary objective	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company
Hartford U.S. Government Securities HLS Fund - Class IA**	Maximize total return with a high level of current income consistent with prudent investment risk	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company

*

Effective as of the close of trading of the New York Stock Exchange on September 26, 2008 the Hartford Mortgage Securities HLS Fund will no longer be available to investors. We will not process any transaction that includes an allocation to Hartford Mortgage Securities HLS Fund Sub-Account.

**	This fund is available as an underlying investment option on or after August 22, 2008.

2.             Fees We Receive from Funds and related parties

The following updates “The Funds” section of About Us in the prospectus:

For the fiscal year ended December 31, 2007, revenue sharing (administrative service payments and/or Rule 12b-1 fees received from Fund complexes (or affiliated entities)), did not exceed: $4,457,553 million (excluding indirect benefits received by offering HLS Funds as investment options).

3.             Additional Payments

The following updates, “Additional Payment” section of How Policies are Sold in the prospectus:

Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of additional payments to, among other things encourage the sale of this Policy.  These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.

For the year ended December 31, 2007, Hartford and its affiliates paid approximately $11.8 million in Additional Payments to Financial Intermediaries in conjunction with the promotion and support of individual life policies.

In addition, for the year ended December 31, 2007, Hartford, HESCO and their affiliates, Hartford Life and Annuity Insurance Company, paid $3.5 million in Additional Payments to an affiliated Financial Intermediary, Woodbury Financial Services, Inc. (an indirect wholly owned subsidiary of Hartford).

4.             Policy Limitations

The following amends the “Policy Limitations” section of Your Policy in the prospectus:

ALLOCATIONS TO SUB-ACCOUNTS AND THE FIXED ACCOUNT — You may allocate amounts to a maximum of twenty (20) investment choices including the Sub-Accounts and Fixed Account.

TRANSFERS OF ACCOUNT VALUE — You may transfer amounts among the Fixed Account and the Sub-Accounts. We reserve the right to charge a transfer fee of up to $25 per transfer in excess of one transfer per calendar month. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may also be made by your authorized agent of record. Telephone transfers may not be permitted in some states. We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.

CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

During those phases of your Policy when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.

WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Account Value among the underlying Funds available in your Policy. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?

Many Policy Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Policy Owners allocate Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that underlying Fund we would need to sell to satisfy all Policy Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Premium Payments allocated to that Sub-Account and determine how many shares of that underlying Fund we would need to buy to satisfy all Policy Owners’ “transfer-in” requests.

In addition, many of the underlying Funds that are available as investment options in our variable life policies are also available as investment options in variable annuity contracts, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and Policy Owners in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular underlying Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the price you pay for or receive upon the purchase or sale of an investment option. This means that we sometimes reallocate shares of an underlying Fund rather than buy new shares or sell shares of the underlying Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same underlying Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

ARE THERE ANY CHARGES FOR TRANSFERS AMONG SUB-ACCOUNTS?

Under the Policy, we have the right to assess an Administrative Transfer Fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing Administrative Transfer Fees.

WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Account Value more than once a Valuation Day.

For Example:

•                  If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.

•                  If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.

•                  Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.

•                  Conversely, if you have $10,000 in Account Value distribution among 10 different Sub-Accounts and you request to transfer the Account Value in all those Sub-Accounts into one Sub-Account that would also count as one Sub-Account transfer.

•                  However, you cannot transfer the same Account Value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.

SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CALENDAR YEAR (THE “TRANSFER RULE”) BY U.S. MAIL, VOICE RESPONSE UNIT, INTERNET, TELEPHONE, SAME DAY MAIL OR COURIER SERVICE. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet, same day mail service or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on an underlying Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase this Policy if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Policy if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same underlying Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of an underlying Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

UNDERLYING FUND TRADING POLICIES

You are subject to underlying Fund trading policies, if any. We are obligated to provide, at the underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist underlying Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to assist an underlying Fund, to help monitor compliance with that Fund’s trading policy.

We are obligated to follow each underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into an underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund’s trading policy. Please refer to each underlying Fund’s prospectus for more information.

Underlying Fund trading policies do not apply or may be limited. For instance:

•                  Certain types of financial intermediaries may not be required to provide us with shareholder information.

•                  “Excepted funds” such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an underlying Fund treats as a single investor.

•                  A Fund can decide to exempt categories of Policy Owners whose Policies are subject to inconsistent trading restrictions or none at all.

•                  Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs,  loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Policy; or (iv) as a result of payments such as loan repayments, scheduled Premium Payments, scheduled withdrawals or surrenders, retirement plan Premium Payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading activities. For instance,

•                  Since we net all the purchases and redemptions for a particular underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•                  Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

•                  Our policies apply only to individuals and entities that own or are Policy Owners under this Policy. However, the underlying Funds that make up the Sub-Accounts of this Policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by an underlying Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact underlying Fund performance and, as a result, the performance of your Policy. This may also lower the Death Benefit paid to your Beneficiary.

Separate Account investors could be prevented from purchasing underlying Fund shares if we reach an impasse on the execution of an underlying Fund’s trading instructions. In other words, an underlying Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Policy Owner to provide the information. If the Policy Owner does not provide the information, we may be directed by the Fund to restrict the Policy Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Policy will also be precluded from further purchases of Fund shares.

7.             How to Send Premium Payments

The following updates the “Allocation of Premium” section of Premiums in the prospectus:

Mail

You should send premium payments to the following lockbox address:

The Hartford

PO Box 64273

St. Paul, MN 55164-0273

or

To our Individual Life Operations Team at:

The Hartford

500 Bielenberg Drive

Woodbury, MN 55125

Wire

You may also arrange to pay your premium by wire.  To wire payments call 1-800-231-5453 or email LifeService@Hartfordlife.com.

8.             Legal Proceedings

The following amends the “Legal Proceedings” section of the prospectus:

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future legal proceeding or regulatory action, we do not expect any of these actions to result in a material adverse effect on the Company or its Separate Accounts.

Additional Information and Contacting The Hartford

In addition to this Annual Product Information Notice, each year you receive the financial statements of the issuing company and the separate account.  You will receive the underlying fund prospectuses with the confirmation statement of any fund transaction that you make throughout the year.  You can also obtain fund prospectuses: 1) from our website at www.hartfordinvestor.com; 2) by calling your registered representative; or 3) by calling Hartford at 1-800-231-5453.  You will receive each underlying fund’s annual and semi-annual reports that you are invested in as well as quarterly and annual policy statements.  For performance and other policy information visit our website at www.hartfordinvestor.com or call our customer service representatives at 1-800-231-5453.  Our mailing address is the Individual Life Operations Center at The Hartford, 500 Bielenberg Drive, Woodbury, MN 55125.